                                                                    EXHIBIT 99.2


--------------------------------------------------------------------------------
 THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________ ,
                 2001 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------


                           PICCADILLY CAFETERIAS, INC.

                              LETTER OF TRANSMITTAL
                                       FOR

                                OFFER TO EXCHANGE
              $71,000,000 REGISTERED SENIOR SECURED NOTES DUE 2007
                                       FOR
           ALL OUTSTANDING UNREGISTERED SENIOR SECURED NOTES DUE 2007
                                       AND

                                OFFER TO EXCHANGE
                   $4,500,000 REGISTERED TERM B NOTES DUE 2007
                                       FOR
               ALL OUTSTANDING UNREGISTERED TERM B NOTES DUE 2007

                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK


             For Delivery by Mail/                    For Delivery by Registered Certified Mail:
       Hand Delivery/Overnight Delivery:

              The Bank of New York                               The Bank of New York
 Corporate Trust Services Window, Ground Level                  101 Barclay Street, 7E
               101 Barclay Street                                 New York , NY 10286
               New York, NY 10286                                 Attn:
               Attn:

           By Facsimile Transmission (for eligible institutions only):



                               To Confirm Receipt:



(Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.)



DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO PICCADILLY CAFETERIAS, INC.

         By completing this letter of transmittal ("Letter of Transmittal"), you acknowledge that you have received and reviewed the prospectus dated __________, 2001 (the "Prospectus") of Piccadilly Cafeterias, Inc. ("Piccadilly") and this Letter of Transmittal, which together constitute the "Exchange Offers." This Letter of Transmittal and the Prospectus have been delivered to you in connection with Piccadilly's offers to exchange $71,000,000 in aggregate principal amount of its Senior Secured Notes due 2007 ("New Senior Secured Notes") and $4,500,000 in aggregate principal amount of its Term B Notes due 2007 ("New Term B Notes" and, together with the New Senior Secured Notes, the "Exchange Notes"), both of which have been registered under the Securities Act of 1933, as amended (the "Securities Act") for the same amount of its outstanding unregistered Senior Secured Notes due 2007 ("Old Senior Secured Notes") and unregistered Term B Notes due 2007 (the "Old Term B Notes" and, together with the Old Senior Secured Notes, the "Old Notes"). $71,000,000 in aggregate principal amount of Old Senior Secured Notes and $4,500,000 in aggregate principal amount of Old Term B Notes, respectively, are currently issued and outstanding.

         Piccadilly reserves the right, at any time or from time to time, to extend either Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the related Exchange Offer is extended. Piccadilly shall notify the Exchange Agent and each registered holder of the related Old Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be completed by a Holder (this term is defined below) of Old Notes if:

         (1) the Holder is delivering certificates for Old Notes with this document, or

         (2) the tender of certificates for Old Notes will be made by book-entry transfer to the account maintained by The Bank of New York, the exchange agent (the "Exchange Agent") for these notes, at The Depository Trust Company ("DTC") according to the procedures described in the Prospectus under the heading "The Exchange Offers - Exchange Offer Procedures." Please note that delivery of documents required by this Letter of Transmittal to DTC does not constitute delivery to the Exchange Agent.

         You must tender your Old Notes according to the guaranteed delivery procedures described in this document if:

         (1)      your Old Notes are not immediately available;

         (2) you cannot deliver your Old Notes, this Letter of Transmittal and all required documents to the Exchange Agent before on or before the Expiration Date; or

         (3) you are unable to obtain confirmation of a book-entry tender of your Old Notes into the Exchange Agent's account at DTC on or before the Expiration Date.

         More complete information about guaranteed delivery procedures is contained in the Prospectus under the heading "The Exchange Offers - Exchange Offer Procedures - Guaranteed Delivery Procedures."

         As used in this Letter of Transmittal, the term "Holder" means (1) any person in whose name Old Notes are registered on the books of Piccadilly, (2) any other person who has obtained a properly executed bond power from the registered Holder or (3) any person whose Old Notes are held of record by DTC who desires to deliver such notes by book-entry transfer at DTC. You should use this Letter of Transmittal to indicate whether or not you would like to participate in the Exchange Offers. If you decide to tender your Old Notes, you must complete this entire Letter of Transmittal.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. IF YOU HAVE QUESTIONS OR NEED HELP, OR IF YOU WOULD LIKE ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, YOU SHOULD CONTACT THE EXCHANGE AGENT AT ______________ OR AT ITS ADDRESS SET FORTH ABOVE.

List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal.

                                        DESCRIPTION OF OLD NOTES TENDERED
---------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Owner(s) as (it/they)
                         appear(s)
                      on the Old Notes
---------------------------------------------------------------------------------------------------------------------
                                                                                     Aggregate
                                                                Certificate          Principal         Principal
                                                                  Numbers       Amount Represented       Amount
                                                               of Old Notes*       by Old Notes         Tendered
                                                              ------------------------------------------------------

                                                              ------------------------------------------------------

                                                              ------------------------------------------------------

                                                              ------------------------------------------------------

                                                              ------------------------------------------------------
                                                                                  Total Principal
                                                                                   Amount of Old
                                                                                 Notes Tendered**
--------------------------------------------------------------------------------------------------------------------
          (If additional space is required, attach a continuation sheet in substantially the above form.)
--------------------------------------------------------------------------------------------------------------------

*        Need not be completed by book-entry holders.

** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.


                               METHOD OF DELIVERY

[ ]  Check here if tendered Old Notes are enclosed herewith.


[ ] Check here if tendered Old Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

              Name of Tendering Institution: .................................
              Account Number: ................................................
              Transaction Code Number: .......................................

[ ] Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

              Name(s) of Registered Holder(s): ...............................
              ................................................................
              Date of Execution of Notice of Guaranteed Delivery: ............
              Window Ticket Number (if available): ...........................
              Name of Eligible Institution that guaranteed delivery: .........
              ................................................................
              Account Number (if delivered by book-entry transfer): ..........

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         According to the terms and conditions of the Exchange Offers, I hereby tender to Piccadilly the principal amount of Old Notes indicated above. At the time these notes are accepted by Piccadilly, and exchanged for the same principal amount of Exchange Notes, I will sell, assign, and transfer to Piccadilly all right, title and interest in and to the Old Notes I have tendered. I am aware that the Exchange Agent also acts as the agent of Piccadilly. By executing this document, I irrevocably appoint the Exchange Agent as my agent and attorney-in-fact for the tendered Old Notes with full power of substitution to:

         1. deliver certificates for the Old Notes, or transfer ownership of the Old Notes on the account books maintained by DTC, to Piccadilly and deliver all accompanying evidences of transfer and authenticity to Piccadilly, and

         2. present the Old Notes for transfer on the books of Piccadilly, receive all benefits and exercise all rights of beneficial ownership of these Old Notes, according to the terms of the Exchange Offers. The power of attorney granted in this paragraph is irrevocable and coupled with an interest.

         I represent and warrant that I have full power and authority to tender, sell, assign, and transfer the Old Notes that I am tendering. I represent and warrant that Piccadilly will acquire good and unencumbered title to the Old Notes, free and clear of all liens, restrictions, charges and encumbrances and that the Old Notes will not be subject to any adverse claim at the time Piccadilly acquires them. I further represent that:

         1. any Exchange Notes I will acquire in exchange for the Old Notes I have tendered will be acquired in the ordinary course of business;

         2. I have not engaged in, do not intend to engage in, and have no arrangement with any person to engage in, a distribution of any Exchange Notes issued to me; and

         3. I am not an "affiliate" (as defined in Rule 405 under the Securities Act) of Piccadilly.

         I understand that the Exchange Offers are being made in reliance on interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission ("Commission"). These letters provide that the Exchange Notes issued in exchange for the Old Notes in the Exchange Offers may be offered for resale, resold, and otherwise transferred by a Holder of Exchange Notes, unless that person is an "affiliate" of Piccadilly within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act. The Exchange Notes must be acquired in the ordinary course of the Holder's business and the Holder must not be engaging in, must not intend to engage in, and must not have any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes.

         If I am a broker-dealer that will receive Exchange Notes for my own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities (an "Exchanging Dealer"), I acknowledge that I will deliver a prospectus in connection with any resale of the Exchange Notes. However, by this acknowledgment and by delivering a prospectus, I will not be deemed to admit that I am an "underwriter" within the meaning of the Securities Act.

         Piccadilly has agreed that, subject to the provisions of the Registration Rights Agreement, the prospectus, as it may be amended or supplemented from time to time, may be used by an Exchanging Dealer in connection with resales of Exchange Notes received in exchange for Old
Notes, where such Old Notes were acquired by such Exchanging Dealer for its own account as a result of market- making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Exchanging Dealer. In that regard, if I am an Exchanging Dealer, by tendering such Old Notes and executing this Letter of Transmittal, I agree that, upon receipt of notice from Piccadilly of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, I will suspend the sale of Exchange Notes pursuant to the Prospectus until Piccadilly has amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the Exchanging Dealer or Piccadilly has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If Piccadilly gives such notice to suspend the sale of the Exchange Notes, they shall extend the 180-day period referred to above during which Exchanging Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Exchanging Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which Piccadilly has given notice that the sale of Exchange Notes may be resumed, as the case may be.

         Upon request, I will execute and deliver any additional documents deemed by the Exchange Agent or Piccadilly to be necessary or desirable to complete the assignment, transfer, and purchase of the Old Notes I have tendered.

         I understand that Piccadilly will be deemed to have accepted validly tendered Old Notes when Piccadilly gives oral or written notice of acceptance to the Exchange Agent.

         If, for any reason, any tendered Old Notes are not accepted for exchange in the Exchange Offers, certificates for those unaccepted Old Notes will be returned to me without charge at the address shown below or at a different address if one is listed under "Special Delivery Instructions." Any unaccepted Old Notes which had been tendered by book-entry transfer will be credited to an account at DTC, as soon as reasonably possible after the Expiration Date.

         All authority granted or agreed to be granted by this Letter of Transmittal will survive my death, incapacity or, if I am a corporation or institution, my dissolution and every obligation under this Letter of Transmittal is binding upon my heirs, personal representatives, successors, and assigns.

         I understand that tenders of Old Notes according to the procedures described in the Prospectus under the heading "The Exchange Offers - Exchange Offer Procedures" and in the instructions included in this document constitute a binding agreement between myself and Piccadilly subject to the terms and conditions of the Exchange Offers.

         Unless I have described other instructions in this Letter of Transmittal under the section "Special Issuance Instructions," please issue the certificates representing Exchange Notes issued in exchange for my tendered and accepted Old Notes in my name, and issue any replacement certificates for Old Notes not tendered or not exchanged in my name. Similarly, unless I have instructed otherwise under the section "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for tendered and accepted Old Notes and any certificates for Old Notes that were not tendered or not exchanged, as well as any accompanying documents, to me at the address shown below my signature. If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for my tendered and accepted Old Notes in the name(s) of, and return any Old Notes that were not tendered or exchanged and send such certificates to, the person(s) so indicated. I understand that if Piccadilly does not accept any of the tendered Old Notes for exchange, Piccadilly has no obligation to transfer any Old Notes from the name of the registered Holder(s) according to my instructions in the "Special Payment Instructions" and "Special Delivery Instructions" sections of this document.

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTION
                          (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed only (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than you, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Old Notes to:

Name..........................................................................
                                 (Type or Print)

Address.......................................................................

 ..............................................................................
                                                                      (Zip Code)
 ..............................................................................
                 (Tax Identification or Social Security Number)

                         (Complete Substitute Form W-9)

Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

Book-Entry Transfer Facility Account Number:

 ..............................................................................

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if the New Notes are to be issued or sent to someone other than you or to you at an address other than as indicated above.

         [ ] Mail [ ] Issue (check appropriate boxes) certificates to:

Name..........................................................................
                                 (Type or Print)

Address.......................................................................

 ..............................................................................
                                                                      (Zip Code)
 ..............................................................................
                 (Tax Identification or Social Security Number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SPECIAL BROKER-DEALER INSTRUCTIONS

         [ ] Check here if you are a broker-dealer and wish to receive additional copies of the Prospectus and any amendments or supplements thereto.

              Name.............................................................
              Address..........................................................
              .................................................................
                                                                 (Zip Code)


              Number of additional copies......................................

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
            (Complete Accompanying Substitute Form W-9 on Last Page)


 ..............................................................................


 ..............................................................................
                (Signature(s) of Registered Holders of Old Notes)

                    Dated ............................., 2001

(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by Piccadilly, submit evidence satisfactory to Piccadilly of such person's authority so to act. See Instructions 1 and 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s)........................................................................
                             (Please Type or Print)
Capacity:......................................................................

Address:.......................................................................

 ...............................................................................
                               (Include Zip Code)

Area Code and Telephone Number:  ..............................................

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          MEDALLION SIGNATURE GUARANTEE
                      (If Required by Instructions 1 and 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution: ...........................
                                                          (Authorized Signature)

 ...............................................................................
                                    (Title)

 ...............................................................................
                                 (Name of Firm)

 ...............................................................................
                          (Address, Include Zip Code)

 ...............................................................................
                        (Area Code and Telephone Number)

Dated:..................................................................., 2001

-------------------------------------------------------------------------------

                                  INSTRUCTIONS
                     PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The tendered Old Notes or a confirmation of book-entry delivery, as well as a properly completed and executed copy or facsimile of this Letter of Transmittal and any other required documents must be received by the Exchange Agent at its address listed on the cover of this document before 5:00 p.m., New York City time, on the Expiration Date. YOU ARE RESPONSIBLE FOR THE DELIVERY OF THE OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, THE DELIVERY OF THESE DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. WHILE THE METHOD OF DELIVERY IS AT YOUR RISK AND CHOICE, PICCADILLY RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE RATHER THAN REGULAR MAIL. YOU SHOULD SEND YOUR DOCUMENTS WELL BEFORE THE EXPIRATION DATE TO ENSURE RECEIPT BY THE EXCHANGE AGENT. YOU MAY REQUEST THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. DO NOT SEND YOUR OLD NOTES TO PICCADILLY.

         If you wish to tender your Old Notes, but:

                  (a)  your Old Notes are not immediately available;

                  (b) you cannot deliver your Old Notes, this Letter of Transmittal and all required documents to the Exchange Agent before the Expiration Date; or

                  (c) you are unable to complete the book-entry tender procedure before the Expiration Date,

you must tender your Old Notes according to the guaranteed delivery procedure. A summary of this procedure follows, but you should read the section in the Prospectus titled "The Exchange Offers -- Exchange Offer Procedures" for more complete information. As used in this Letter of Transmittal, an "Eligible Institution" is any participant in a Recognized Signature Guarantee Medallion Program within the meaning of Rule 17Ad-15 of the Exchange Act.

         For a tender made through the guaranteed delivery procedure to be valid, the Exchange Agent must receive a properly completed and executed Notice of Guaranteed Delivery or a facsimile of that notice before 5:00 p.m., New York City time, on the Expiration Date. The Notice of Guaranteed Delivery must be delivered by an Eligible Institution and must:

                  (a)  state your name and address;

                  (b) list the certificate numbers and principal amounts of the Old Notes being tendered;

                  (c) state that tender of your Old Notes is being made through the Notice of Guaranteed Delivery; and

                  (d) guarantee that this Letter of Transmittal, or a facsimile of it, the certificates representing the Old Notes, or a confirmation of DTC book-entry transfer, and all other required documents will be deposited with the Exchange Agent by the Eligible Institution within three New York Stock Exchange trading days after the Expiration Date.

         The Exchange Agent must receive your Old Notes certificates, or a confirmation of DTC book entry, in proper form for transfer, this Letter of Transmittal and all required documents within three New York Stock Exchange trading days after the Expiration Date or your tender will be invalid and may not be accepted for exchange.

         Piccadilly has the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Old Notes, and its decision will be final and binding. Piccadilly's interpretation of the terms and conditions of the Exchange Offers, including the instructions contained in this Letter of Transmittal and in the Prospectus under the heading "The Exchange Offers -- Conditions to the Exchange Offers," will be final and binding on all parties.

         Piccadilly has the absolute right to reject any or all of the tendered Old Notes if

         (1) the Old Notes are not properly tendered or

         (2) in the opinion of counsel, the acceptance of those Old Notes would be unlawful.

         Piccadilly may also decide to waive any conditions, defects, or invalidity of tender of Old Notes and accept such Old Notes for exchange. Any defect or invalidity in the tender of Old Notes that is not waived by Piccadilly must be cured within the period of time set by Piccadilly.

         It is your responsibility to identify and cure any defect or invalidity in the tender of your Old Notes. Tender of your Old Notes will not be considered to have been made until any defect is cured or waived. Neither Piccadilly, the Exchange Agent nor any other person is required to notify you that your tender was invalid or defective, and no one will be liable for any failure to notify you of such a defect or invalidity in your tender of Old Notes. As soon as reasonably possible after the Expiration Date, the Exchange Agent will return to the Holder any Old Notes that were invalidly tendered if the defect of invalidity has not been cured or waived.

         2. TENDER BY HOLDER. You must be a Holder of Old Notes in order to participate in the Exchange Offers. If you are a beneficial holder of Old Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this Letter of Transmittal on his, her or its behalf. Before completing and executing this Letter of Transmittal and delivering the registered Holder's Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name, or obtain a properly executed bond power from the registered Holder. The transfer of registered ownership of Old Notes may take a long period of time.

         3. PARTIAL TENDERS. If you are tendering less than the entire principal amount of Old Notes represented by a certificate, you should fill in the principal amount you are tendering in the last column of the box entitled "Description of Old Notes." The entire principal amount of Old Notes listed on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless you fill in the appropriate box. If the entire principal amount of all Old Notes is not tendered, a certificate will be issued for the principal amount of those untendered Old Notes not tendered.

         Unless a different address is provided in the appropriate box on this Letter of Transmittal, certificate(s) representing Exchange Notes issued in exchange for any tendered and accepted Old Notes will be sent to the registered Holder at his or her registered address, promptly after the Old Notes are accepted for exchange. In the case of Old Notes tendered by book-entry transfer, any untendered Old Notes and any Exchange Notes issued in exchange for tendered and accepted Old Notes will be credited to accounts at DTC.

         4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

- If you are the registered Holder of the Old Notes tendered with this document, and are signing this Letter of Transmittal, your signature must match exactly with the name(s) written on the face of the Old Notes. There can be no alteration, enlargement, or change in your signature in any manner. If certificates representing the Exchange Notes, or certificates issued to replace any Old Notes you have not tendered are to be issued to you as the registered Holder, do not endorse any tendered Old Notes, and do not provide a separate bond power.

- If you are not the registered Holder, or if Exchange Note or any replacement Old Note certificates will be issued to someone other than you, you must either properly endorse the Old Notes you have tendered or deliver with this Letter of Transmittal a properly completed separate bond power. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

- If you are signing this Letter of Transmittal but are not the registered Holder(s) of any Old Notes listed on this document under the "Description of Old Notes Tendered," the Old Notes tendered must be endorsed or accompanied by appropriate bond powers, in each case signed in the name of the registered Holder(s) exactly as it appears on the Old Notes. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

- If this Letter of Transmittal, any Old Notes tendered or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, that person must indicate their title or capacity when signing. Unless waived by Piccadilly, evidence satisfactory to Piccadilly of that person's authority to act must be submitted with this Letter of Transmittal. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

- ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNLESS ONE OF THE FOLLOWING SITUATIONS APPLY:

- If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered with this Letter of Transmittal and such Holder(s) has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions;" or

-        If the Old Notes are tendered for the account of an Eligible
         Institution.

         5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If different from the name and address of the person signing this Letter of Transmittal, you should indicate, in the applicable box or boxes, the name and address where Old Notes issued in replacement for any untendered or tendered but unaccepted Old Notes should be issued or sent. If replacement notes for Old Notes are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person named.

         6. TRANSFER TAXES. Piccadilly will pay all transfer taxes, if any, applicable to the exchange of Old Notes in the Exchange Offers. However, transfer taxes will be payable by you (or by the tendering Holder if you are signing this letter on behalf of a tendering Holder) if:

- certificates representing Exchange Notes or notes issued to replace any Old Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder;

- tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or

- a transfer tax is imposed for any reason other than the exchange of Old Notes according to the Exchange Offers. If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder. Until those transfer taxes are paid, Piccadilly will not be required to deliver any Exchange Notes required to be delivered to, or at the direction of, such tendering Holder.

         Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be attached to the Old Notes listed in this Letter of Transmittal.

         7. FORM W-9. You must provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") for the Holder on the enclosed Form W-9. If the Holder is an individual, the TIN is his or her social security number. If you do not provide the required information on the Form W-9, you may be subject to 31% federal income tax withholding on certain payments made to the Holders of Exchange Notes. Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. For additional information, please read the enclosed Guidelines for Certification of TIN on Substitute Form W-9. To prove to the Exchange Agent that a foreign individual qualifies as an exempt Holder, the foreign individual must submit a Form W-8, Form W-8 BEN or other similar statement, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain the appropriate form from the Exchange Agent.

         8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by Piccadilly, in its sole discretion, which determination shall be final and binding. Piccadilly reserves the absolute right to reject any or all tenders not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of Piccadilly or its counsel, be unlawful. Piccadilly also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offers as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). Piccadilly's interpretation of the terms and conditions of the Exchange Offer as to any particular

Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such reasonable period of time as Piccadilly shall determine. Neither Piccadilly, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange; nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

         9. WAIVER OF CONDITIONS. Piccadilly may choose, at any time and for any reason, to amend, waive or modify certain of the conditions to the Exchange Offers. The conditions applicable to tenders of Old Notes in the Exchange Offers are described in the Prospectus under the heading "The Exchange Offers -- Conditions to the Exchange Offers."

         10. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

         11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If your Old Notes have been mutilated, lost, stolen or destroyed, you should contact the Exchange Agent at the address listed on the cover page of this document for further instructions.

         12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. If you have questions, need assistance, or would like to receive additional copies of the Prospectus or this Letter of Transmittal, you should contact the Exchange Agent at the address listed in the Prospectus. You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offers.

         13. WITHDRAWAL. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption "The Exchange Offers -- Withdrawal Rights."

TO BE COMPLETED BY ALL TENDERING HOLDERS

                                                 (SEE INSTRUCTION 7)
--------------------------------------------------------------------------------------------------------------------
            SUBSTITUTE               PART 1 -  PLEASE PROVIDE YOUR TIN IN          Social Security Number
                                     THE BOX AT RIGHT AND CERTIFY BY                           OR
             FORM W-9                SIGNING AND DATING BELOW                    Employer Identification Number



                                     -------------------------------------------------------------------------------
    DEPARTMENT OF THE TREASURY       PART 2 -  Certification - Under penalties of    PART 3 -
     INTERNAL REVENUE SERVICE                  perjury, I certify that:

                                     (1)   The number shown on this form is my       Awaiting TIN [ ]
                                           correct Taxpayer Identification Number
                                           (or I am waiting for a number to be
                                           issued to me) and

                                     (2)   I am not subject to backup withholding    Please complete the
   PAYER'S REQUEST FOR TAXPAYER            either because I have not been notified   Certificate of Awaiting
    IDENTIFICATION NUMBER (TIN)            by the Internal Revenue Service ("IRS")   Taxpayer Identification
                                           that I am subject to backup withholding   Number below.
                                           as a result of failure to report all
                                           interest or dividends, or the IRS has
                                           notified me that I am no longer subject
                                           to backup withholding.

                                     -------------------------------------------------------------------------------

                                     Certificate Instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                     SIGNATURE                                                            DATE ,2001
                                               ----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                        , 2001
--------------------------------------------------    ------------------
                      Signature                             Date

--------------------------------------------------------------------------------

                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

                                                                        , 2001
--------------------------------------------------    ------------------
                      Signature                             Date

--------------------------------------------------------------------------------

        INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                               (THE "GUIDELINES")


PURPOSE OF FORM.-A person who is required to file an information return with the IRS must obtain your correct Taxpayer Identification Number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. For most individuals, your taxpayer identification number will be your Social Security Number ("SSN"). Use the form provided to furnish your correct TIN and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

If you are a sole proprietor, you must furnish your INDIVIDUAL name and either your SSN or Employer Identification Number ("EIN"). You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

You must sign the certification or backup withholding will apply.

HOW TO OBTAIN A TIN.-If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

Once you receive your TIN, complete the enclosed form and return it to us. Please note that you will be subject to backup withholding at a 31% rate until we receive your TIN.

                                                                                                                GIVE NAME AND EIN
FOR THIS TYPE OF ACCOUNT:              GIVE NAME AND SSN OF:           FOR THIS TYPE OF ACCOUNT:                OF:
-------------------------              ---------------------           -------------------------                ----------------

1.  Individual                         The individual                  6.  Sole proprietorship                  The owner(3)

2.  Two or more individuals (joint     The actual owner of the         7.  A valid trust, estate, or pension    Legal entity(4)
        account)                       account or, if combined             trust
                                       funds, the first
                                       individual on the account(1)

3.  Custodian account of a minor       The minor(2)                    8.  Corporate                            The corporation
        (Uniform Gift to Minors Act)

4.  a.   The usual revocable savings   The grantor-trustee(1)          9.  Association, club, religious,        The organization
           trust (grantor is also                                          charitable, education, or other
           trustee)                                                        tax-exempt organization

    b.   So-called trust account       The actual owner(1)             10. Partnership                          The partnership
           that is not a legal or
           valid trust under state
           law

5.  Sole proprietorship                The owner(3)                    11. A broker or registered nominee       The broker or
                                                                                                                nominee

                                                                       12. Account with the Department of       The public entity
                                                                           Agriculture in the name of a
                                                                           public entity (such as a state or
                                                                           local government, school district,
                                                                           or prison) that receives
                                                                           agricultural program payments

(1) List first and circle the name of the person whose number you furnish

(2) Circle the minor's name and furnish the minor's SSN

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


     WHAT IS BACKUP WITHHOLDING?-Persons making dividend payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding."

     If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester;

     2. The IRS notifies the requester that you furnished an incorrect TIN;

     3. You are notified by the IRS that you are subject to backup withholding because you failed to report all our interest and dividends on your tax return;

     4. You do not certify to the requester that you are to subject to backup withholding under 3 above; or

     5. You do not certify your TIN.

     PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.-The following is a list of payees exempt from backup withholding and for which no information reporting is required.

     (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A real estate reinvestment trust. (10) An entity registered at all times during the tax year under the Investment Company Act of 1940. (11) A common trust fund operated by a bank under section 584(a). (12) A financial institution. (13) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (14) A trust exempt from tax under section 664 or described in section 4947.

   Payments of dividends generally not subject to backup withholding include the following:

   o Payments to nonresident aliens subject to withholding under section 1441.

   o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

   o Payments of patronage dividends not paid in money.

   o Payments made by certain foreign organizations.

   PENALTIES

   FAILURE TO FURNISH TIN.-If you fail to furnish your correct TIN, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

   CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

   CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

   MISUSE OF TINS.-If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.